Fair Value Measurements	2 Months Ended
Sep. 30, 2012
Fair Value Measurements [Abstract]
Fair Value Measurements
7.    Fair Value Measurements

In accordance with the requirements of accounting guidance of ASC 820 “Fair Value Measurements” the Company classifies and discloses assets and liabilities carried at fair value in one of the following categories:

Level 1:     Quoted market prices in active markets for identical assets and liabilities.

Level 2:     Observable market-based inputs or unobservable inputs that are corroborated by market data.

Level 3:     Unobservable inputs that are not corroborated by market data.

The principal financial liabilities of the Company consist of trade accounts payables, accrued liabilities, due to manager, due to manager-related party and other non-current liabilities. The carrying values of trade accounts payable accrued liabilities, due to manager and due to manager-related party, are reasonable estimates of their fair value due to their short-term nature.

In accordance with the Shareholders Agreement, the Company will issue to the Controlling Shareholder and the Non-controlling Shareholder, a variable number of incentive rights (the “Incentive Rights”), provided that the annualized and adjusted for unforeseen events profit before depreciation, interest and income taxes of the Company for the year ending December 31, 2013 meets or exceeds the amount of $28,000,000 (the “Performance Obligation”). Each of these rights will represent the right to receive one share of common stock of the Company or its successor. The number of the Incentive Rights which will be issued to the Controlling Shareholder and the Non-controlling Shareholder is dependent on the aggregate number of vessels that will be acquired by the Company. The USD equivalent, of the shares awarded to the Controlling Shareholder and the Non-controlling Shareholder is presented below:

Type of vessel	Controlling Shareholder	Non-controlling Shareholder
	USD	USD
PSV1	308,508	1,234,032
PSV2	308,508	1,234,032
OSRV1	322,996	1,291,984
OSRV2	322,996	1,291,984
OSRV3	322,996	1,291,984
OSRV4	322,996	1,291,984
Total	1,909,000	7,636,000

As of September 30, 2012 no fair value measurements for assets or liabilities under Level 1 and 2 were recognized in the Company’s consolidated financial statements.

Non-current liabilities/Other non-current liabilities	Level 1:	Level 2:	Level 3:

Incentive Rights	-	-	6,227,906

The Company determined the fair value of the Incentive Rights based on the estimated weighted average probability of 77.47%, that shares will be issued to its shareholders. The weighted average probability was determined taking into account various factors, such as the Company’s contracted revenue under the existing time charters, the budgeted operating expenses and the probability that the Company will exercise its options to acquire the additional two OSRVs. The Company has used a discount rate of 10.11% representing the expected weighted average cost of capital.

Using this approach, an amount of $1,245,266, which is included under “Other non-current liabilities” in the Company’s accompanying consolidated balance sheet, represents the discounted value of the Company’s liability to its Controlling Shareholder as of September 30, 2012 with a corresponding charge recognized under “Other non-operating loss” in the accompanying consolidated statement of operations.

The fair value of the Non-controlling Shareholder Incentive Rights award as of September 30, 2012 amounts to $4,982,640, which is included under “Other non-current liabilities” and has been recognized as “Intangible assets” as the Non-Controlling Shareholder contributed the six contracted time charter contracts without receiving any cash consideration.